SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934
       Date of Report (Date of earliest event reported): January 27, 2005

                        Commission File Number: 000-23575

                            COMMUNITY WEST BANCSHARES
             (Exact name of registrant as specified in its charter)

              California                              77-0446957
     (State or other jurisdiction        (I.R.S. Employer Identification No.)
   of incorporation or organization)

                  445 Pine Avenue, Goleta, California        93117
                (Address of principal executive offices)   (Zip code)

                                 (805) 692-5821
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2.below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 27, 2005, the Company issued a press release announcing financial results for the quarter and year ended December 31, 2004 and a $0.04 per share dividend. The dividend will be paid on February 22, 2005 to shareholders of record at the close of business February 7, 2005. A copy of the press release is attached as Exhibit 99.1 to this current Report on Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements. - not applicable
(b)  Pro forma financial statements. - not applicable
(c)  The following exhibit is being furnished herewith:

99.1 Press release dated January 27, 2005, entitled "Community West Bancshares Announces Record Earnings for Calendar 2004, an Increase of 76% to $3,835,000" "Dividend of $.04 Per Share Declared"


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                                   SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 27, 2005 COMMUNITY WEST BANCSHARES

     By: /s/Charles G. Baltuskonis
        --------------------------
        Charles G. Baltuskonis
        Executive Vice President and
        Chief Financial Officer


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